Exhibit 10.14

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

EXECUTION VERSION

REQUEST FOR CONSENT

March 12, 2024

United States International Development Finance Corporation

110 New York Avenue, N.W.

Washington, D.C. 20527

United States of America

Attn.: Managing Director, Portfolio Management Division

Attn.: Courtney Piper

Email: notices@dfc.gov

Re: Loan No. 9000083212 Tetra4 Helium Project – Request for Consent to termination of the Balance of Plant Contract.

Ladies and Gentlemen,

1.
Introduction
1.1.
We refer to the Finance Agreement dated August 20, 2019 between Tetra4 Proprietary Limited (the “Borrower”) and the United States International Development Finance Corporation, an agency of the United States of America (“DFC”) (as amended, modified or supplemented from time to time, the “Finance Agreement”) and the Funding and OPIC Guaranty Agreement dated as of August 20, 2019, among the Borrower, U.S. Bank National Association, as Paying Agent, R.W. Pressprich & Co, as Placement Agent, and DFC (the “OPIC Funding Agreement”).
1.2.
Unless otherwise expressly defined in this letter, capitalized terms in this letter shall have the meanings given to them in the Finance Agreement or the EPC Contract (as defined below).
2.
[***]

3.
[***]
4.
Representations and Warranties and Amendment
4.1.
The Borrower represents and warrants to DFC that:

(i)
no Default or Event of Default is continuing as of the date of this letter other than any Event of Default arising in connection with the entry by the Borrower into the Settlement Agreement; and
(ii)
The factual statements made in this letter, including in Section 2, are true and correct.
4.2.
The Borrower undertakes for the benefit of DFC to achieve Project Completion by April 30, 2024 and agrees that Section 6.02(c) of the Finance Agreement is hereby amended by deleting “March 30, 2024” and replacing with “April 30, 2024.”
4.3.
The Borrower undertakes to (i) register the Servitude Security; and (ii) provide DFC with evidence of such registration with the appropriate Deeds Office in the Project Country by no later than June 15, 2024. DFC and the Borrower agree that Section 6.09 (f) is hereby amended by deleting “April 15, 2024” and replacing it with the words “June 15, 2024."
5.
General
1.1.
THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.
1.2.
For the avoidance of doubt, the Borrower confirms its undertakings pursuant to Section 8.03 (Jurisdiction and Consent to Suit; Waivers) of the Finance Agreement with respect to this letter.
1.3.
This letter may be signed in separate counterparts in .pdf, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
1.4.
This letter constitutes a Financing Document.

[Signature pages follow]

Sincerely,

TETRA4 PROPREITARY LIMITED

By:	/s/ Nick Mitchell

Name: Nick Mitchell

Title: Chief Operating Officer

By its signature hereto, the DFC agrees to the Consent and Waiver;

U.S INTERNATIONAL DEVELOPMENT FINANCE CORPORATION

By:	/s/ Courtney Piper

Authorised Signatory

Name: Courtney Piper

Title: Director, Asset Management

Date: 12 March 2024